UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2004

DIATECT INTERNATIONAL CORPORATION

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(Exact name of registrant as specified in its charter)

California	0-10147	95-355578
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID No.)

875 South Industrial Parkway, Heber City, Utah, 84032

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(Address of principal executive office)

(435) 654-4370

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(Registrant’s phone number including area code)

Item 5 – Other Events and Regulation FD Disclosure

Placement Agent Agreement

On April 14, 2004, the Company entered into a Placement Agent Agreement with General Research GmbH (the “Placement Agent”) whereby the Placement Agent agrees to act as the Company’s non-exclusive financial advisor and placement agent in connection with the guaranteed private placement of units during the term of the Placement Agent’s engagement.

The Placement Agent Agreement is attached hereto as Exhibit “A”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

DIATECT INTERNATIONAL CORPORATION

April 19, 2004

/s/ Jay W. Downs

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Jay W. Downs

Principal Executive Officer

Principal Financial Officer